EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Focus Growth Fund, Inc.

Investor and Institutional Shares

SUMMARY PROSPECTUS  |  DECEMBER 29, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Ticker Symbol
Investor A Shares	MDFOX
Investor B Shares	MBFOX
Investor C Shares	MCFOX
Institutional Shares	MAFOX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus by selecting “All Funds” and clicking on the name of the Fund in the dropdown menu. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated December 29, 2009, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Summary Prospectus

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 15 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-51 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50% [2]	1.00% [3]	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee[4]	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[5]	1.86%	1.69%	1.89%	1.38%
Total Annual Fund Operating Expenses	2.71%	3.29%	3.49%	1.98%
Fee Waivers and/or Expense Reimbursements[4]	(0.46)%	(0.29)%	(0.49)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	2.25%	3.00%	3.00%	1.78%
[1]

A contingent deferred sales charge (CDSC) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares”) for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Fund’s share of the Master LLC’s allocated expenses. The Fund’s Management Fees are paid by the Master LLC. BlackRock has contractually agreed to waive the Management Fee of the Master LLC and the Administration Fee of the Fund, as necessary, to reduce the sum of the Management Fee (as a percentage of the average daily net assets of the Master LLC) and the Administration Fee (as a percentage of the daily net assets of the Fund) from 0.85% to 0.65%. In addition, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.25% (for Investor A Shares), 3.00% (for Investor B and Investor C Shares) and 2.00% (for Institutional Shares) of the Fund’s average daily net assets until January 1, 2011. These contractual waivers may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund and Master LLC or by a vote of a majority of the outstanding voting securities of the Fund and Master LLC.

[5]

Includes administration fees which are payable to BlackRock Advisors, LLC as administrator (the “Administrator”) at the annual rate of 0.25% of the Fund’s average daily net assets. Other Expenses are restated to reflect current fees with respect to Investor A, Investor B and Investor C Shares.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$741	$1,281	$1,846	$3,375
Investor B Shares	$753	$1,336	$1,892	$3,434
Investor C Shares	$403	$1,026	$1,770	$3,733
Institutional Shares	$181	$602	$1,049	$2,290

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$303	$986	$1,692	$3,434
Investor C Shares	$303	$1,026	$1,770	$3,733

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is a non-diversified, aggressive growth fund that invests primarily in common stock of approximately 25 to 35 companies that Fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as “aggressive growth companies”). The Fund generally invests at least 65% of its total assets in equity securities. Equity securities consist of common stock and American Depositary Receipts (“ADRs”) which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. In addition to ADRs, the Fund may also invest up to 20% of its total assets in securities of foreign companies.

The Fund is a “feeder” fund that invests all of its assets in a “master” portfolio, the Master Focus Growth LLC (the “Master LLC”), a mutual fund that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, this prospectus uses the term “Fund” to include the Master LLC.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■

Growth Investing Style Risk — The Fund follows an investing style that favors aggressive growth investments. Historically, growth investments, including aggressive growth investments, have performed best during the later stages of economic expansion. Therefore, the aggressive growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

■

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. Because the Fund invests primarily in one sector or industry, there is the risk that the Fund will perform poorly during a downturn in that sector or industry.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Growth Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800)-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Focus Growth Fund

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 26.97% (quarter ended December 31, 2001) and the lowest return for a quarter was –55.02% (quarter ended March 31, 2001). The year-to-date return as of September 30, 2009 was 23.78%.

As of 12/31/08 Average Annual Total Returns	1 Year[1]	5 Years[1]	Since Inception[1] (March 3, 2000)
BlackRock Focus Growth Fund; Investor A
Return Before Taxes	–38.34%	–0.58%	–19.01%
Return After Taxes on Distributions	–38.34%	–0.58%	–19.01%
Return After Taxes on Distributions and Sale of Shares	–24.92%	–0.49%	–13.35%
BlackRock Focus Growth Fund; Investor B
Return Before Taxes	–38.49%	–0.79%	–19.15%
BlackRock Focus Growth Fund; Investor C
Return Before Taxes	–36.39%	–0.52%	–19.27%
BlackRock Focus Growth Fund; Institutional
Return Before Taxes	–34.88%	0.73%	–18.29%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–8.21%
[1]	A portion of the Fund’s total return was attributable to proceeds received from a settlement of litigation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Portfolio Manager	Since	Title
Jeffrey Lindsey, CFA	2008	Managing Director of BlackRock, Inc.
Edward Dowd	2008	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/prospectus. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A	Investor B	Investor C	Institutional
Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	Available only through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.	$1,000 for all accounts except: • $250 for certain fee-based programs • $100 for retirement plans • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals • Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund
Minimum Additional Investment

$50 for all accounts except:

• certain retirement plans may have a lower minimum

• certain programs, such as AIPs, may have higher minimums (the minimums for additional purchases may be waived under certain circumstances)

		N/A	No subsequent minimum	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. The Fund is a “feeder” fund that invests all of its assets in a “master” portfolio, the Master Focus Growth LLC (the “Master LLC”), that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, this Prospectus uses the term “Fund” to include the Master LLC.

* * *

The Fund’s prospectus and statement of additional information, both dated December 29, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-09651 © BlackRock Advisors, LLC
BR Focus Growth Fund, Inc. — Investor Shares SPRO-FG-1209